UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest reported) August 14,2003
                                                       -------------

                             I.A. Europe Group, Inc.
                             -----------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                  000-31705                91-2007477
          --------                  ---------                ----------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation             File Number)          Identification No.)



            901 Ponce de Leon Boulevard, Suite 303
            Coral Gables, Florida                            33134
            ---------------------------------------          -----
            (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (305) 476-1807
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ITEM 8. CHANGE IN FISCAL YEAR.

On August 11, 2003, a Special Meeting of the Board of Directors of the Registrant was held to change the fiscal year of the Registrant from December 31st to June 30th.

The Registrant filed its 10-KSB for the fiscal year December 31st 2002 and will file its first ANNUAL REPORT UNDER SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ending June 30th, 2003 within 90 days from the date of this filing.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                I.A. Europe Group, Inc.


                                                By: /s/ Victor Minca
                                                -----------------------
                                                    Victor Minca

Date: August 14, 2003                           Chief Executive Officer